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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): JANUARY 27, 2004

                                    PTV, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           DELAWARE                      0-30673                  13-4105887
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


            37 PURCHASE STREET, RYE, NEW YORK               10580
        ----------------------------------------          ----------
        (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (914) 921-1800


                                NTL EUROPE, INC.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

Letter of Transmittal

On January 27, 2004, in connection with PTV, Inc.'s (the "Company") 1-for-50,000 reverse stock split of the Company's common stock, par value $.01 per share (the "Common Stock") which was effected on January 27, 2004, the Company mailed to its holders of Common Stock a Letter of Transmittal, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) Not Applicable

         (c) Exhibit. The following exhibit is filed with this report:

             99.1 Letter of Transmittal, dated January 27, 2004, of PTV, Inc.
                  (formerly NTL Europe, Inc.).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  PTV, INC.
                                  (Registrant)

                                  By: /s/ Jeffrey A. Brodsky
                                      --------------------------
                                      Name:  Jeffrey A. Brodsky
                                      Title: President and Chief
                                             Executive Officer

Dated: January 27, 2004
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                                  EXHIBIT INDEX

Exhibit               Description

99.1 Letter of Transmittal, dated January 27, 2004, of PTV, Inc. (formerly NTL Europe, Inc.).